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                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549
                   ______________________________



                              FORM 8-K

                           CURRENT REPORT



               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)       May 30, 2000



                             ONEIDA LTD.
       (Exact name of Registrant as specified in its charter)



   NEW YORK                    1-5452                  15-0405700
(State or other              (Commission             (I.R.S. Employer
jurisdiction of              File Number)            Identification
of incorporation)                                        Number)


163-181 KENWOOD AVENUE, ONEIDA, NEW YORK                  13421
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code     (315) 361-3000

Former name or former address, if changed since last report     N/A

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ITEM 5   OTHER EVENTS

         The information required by this item is incorporated by reference to two (2) press releases dated May 30, 2000 and May 31, 2000, which are attached as exhibits to this Form.


EXHIBITS


         EXHIBIT 99.1

              Press Release dated May 30, 2000.


         EXHIBIT 99.2

              Press Release dated May 31, 2000.




                             SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       ONEIDA LTD.


                                       By: /s/ CATHERINE H. SUTTMEIER
                                           Catherine H. Suttmeier
                                           Corporate Vice President, Secretary
                                           and General Counsel


Dated:   June 1, 2000